Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 333-29289
                                                      1940 Act File No. 811-8255

                              THE WORLD FUNDS, INC.

                            Chase Mid-Cap Growth Fund
                            (formerly the Newby Fund)

                       Supplement dated October 8, 2002
                                     to the
                          Prospectus dated June 4, 2002


1. Effective September 5, 2002, the Newby Fund has changed its name to the Chase Mid-Cap Growth Fund. All references in the Prospectus to the Fund will be to the Chase Mid-Cap Growth Fund (the "Fund").

2. Effective September 5, 2002, the Investor Shares of the Fund are re-named as the Class A Shares of the Fund and the Service Shares of the Fund are re-named as the Class C Shares of the Fund. All rights and privileges of the Class A Shares and Class C Shares will remain unchanged, except as discussed below with respect to sales charges. All references in the Prospectus to the Investor Shares and Service Shares will be to the Class A Shares and Class C Shares, respectively.

3. Effective September 5, 2002, the purchase of Class A Shares and Class C Shares of the Fund will be subject to a front-end sales load, as follows:

Class A Shares

                             Sales Charge as a Percentage of  Dealer Discount
                                  Offering   Net Amount       as a Percentage of
                                  Price      Invested         Offering Price
                                  --------   --------         ------------------

Less than $50,000                   5.75%     6.10%            5.00%
$50,000 but less than $100,000      4.50%     4.71%            3.75%
$100,000 but less than $250,000     3.50%     3.63%            2.75%
$250,000 but less than $500,000     2.50%     2.56%            2.00%
$500,000 but less than $1,000,000   2.00%     2.04%            1.75%
$1,000,000 or more                  1.00%     1.01%            1.00%

Class C Shares

All purchases                       1.00%     1.01%            1.00%



4. Effective September 5, 2002, if you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase. In addition, a contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase.

5. The following disclosure replaces, in its entirety, the information contained in the section entitled "RISK/RETURN SUMMARY," currently found on pages 1 through 3 of the Prospectus:

                               RISK/RETURN SUMMARY

Investment Objective:        Capital appreciation

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization ("mid-cap securities"). The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

The adviser screens a universe of approximately 6,000 companies and selects securities that presently exhibit the potential for growth using quantitative fundamental and technical analysis. The fundamental factors considered include a security's growth of earnings per share and return on equity, the debt to equity ratio, reinvestment rate and price/earnings ratio. Technical factors considered include relative strength, unusual volume, price momentum and volatility, and insider transactions. Analysts employed by the adviser rely on both internal and external research sources and on information provided by management of companies being considered.

In buying and selling portfolio securities, the adviser sets its initial price targets. The adviser continuously reviews prices and adjusts its targets in response to changes in fundamental and technical factors. The existence of alternative securities that the adviser considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

At the discretion of the adviser, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not reach its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Types of Securities:

The Fund invests primarily in the following securities:

o     Common Stocks;
o     Convertible Securities;
o     American Depositary Receipts

Please review the SAI for further descriptions of these securities.

Principal Risks:

Your investment in the Fund is subject to certain risks. Therefore, you may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other principal risks you should consider include:

Market Risk - Changes in the U.S. or foreign economies may cause the value of stocks and other securities held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Growth Style Risk - The Fund is also subject to the risk that growth-oriented mid-cap securities may under perform other segments of the equity markets or equity markets as a whole.

Mid-Cap Securities Risk - A medium capitalization company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies since the companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

Diversification - The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Because the Fund may invest in a smaller number of companies, the value of your investment may fluctuate more than other funds with a larger number of holdings.

Foreign Security Risk - The Fund may invest in foreign securities through depositary receipts. Securities of foreign companies may involve greater volatility as well as political and economic risks.

Who May Want to Invest:

The Fund is intended for investors who:

o Are willing to hold their shares for a long period of time (e.g., in preparation for retirement); and/or
o Are diversifying their investment portfolio by investing in a mutual fund that invests in mid cap securities.

Performance Information:

No performance information is being presented because the Fund has not operated for a full calendar year since Chase Investment Counsel Corporation became its investment adviser and since the Fund changed its investment strategy to focus in on investments in mid-cap securities.

6. The following disclosure replaces, in its entirety, the information contained in the section entitled "FEES AND EXPENSES," currently found on pages 3 through 5 of the Prospectus:

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                        Class A         Class C
                                                        -------         -------
Maximum Sales Charge (Load) Imposed on Purchases         5.75%          1.00%
Maximum Deferred Sales Charge (Load) (1)                 2.00%          1.00%
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                           None           None
Redemption Fees                                          None           None
Exchange Fees                                            None           None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

Advisory Fee                                             1.00%          1.00%
Distribution (12b-1) Fees                                None           0.75%
Other Expenses (2)                                       1.97%          1.97%
Service Fees                                             0.25%          0.25%
                                                         -----          -----
Total Annual Fund Operating Expenses                     3.22%          3.97%
Fee Waiver and/or Expense Reimbursements (2)             1.74%          1.74%
                                                         -----          -----
Net Expenses                                             1.48%          2.23%
                                                         =====          =====
-----------------------------
(1) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase. A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within 60 days of purchase. The charge is a percentage of the net asset value at the time of purchase.

(2) Other expenses have been re-stated to reflect current fees anticipated by adviser. The adviser has contractually agreed to waive or limit its fees and to assume other expenses until September 30, 2005 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.48% and 2.23% for the Fund's Class C Shares. The adviser may be entitled to the reimbursement of fees waived or reimbursed by the adviser to the Fund. The total amount of reimbursement recoverable by the adviser is the sum of all fees previously waived or reimbursed by the adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid.

Example:

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example also assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                          1 Year         3 Years         5 Years        10 Years
                          ------         -------         -------        --------

Class A Shares  (1)        $717          $1,016          $1,701         $3,524

Class C Shares (1)          324             790           1,652          3,886

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge for Class A Shares varies depending upon the dollar amount invested. Accordingly, your actual expenses may vary. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase.

7.   The  section  of  the  Prospectus   entitled  "OBJECTIVE  AND  STRATEGIES,"
     currently found on page 5 of the Prospectus, is deleted in its entirety.

8. The paragraphs entitled "Leverage Risk," "Short Sale Risk," "Small Companies," Initial Public Offerings," and "Portfolio Turnover" contained in the section entitled "RISKS," currently found on pages 6 through 7 of the Prospectus, are deleted in their entirety.

9. The following disclosure replaces, in its entirety, the information contained in the paragraphs entitled "Investment Adviser" contained in the section entitled "MANAGEMENT," currently found on pages 8 through 11of the
     Prospectus:

Investment Adviser

The investment adviser of the Fund is Chase Investment Counsel Corporation (the "Adviser"), 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091, The Adviser and a predecessor proprietorship, have provided asset management services to individuals and institutional investors since 1957. As of December 31, 2001, the Adviser managed approximately $1.3 billion in assets.

The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records. For the advisory services provided by the Adviser to the Fund, the Adviser is entitled to receive an advisory fee payable monthly and calculated at the annual rate of 1.00% of the Fund's average daily net assets.

Portfolio Managers

Since September 1, 2002, Messrs. Derwood S. Chase, Jr. and David B. Scott are the persons principally responsible for the portfolio management of the Fund. Mr. Chase, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than forty years. The senior portfolio manager, Mr. Scott, who has been Senior Vice President of the Adviser since February, 1997, has been active professionally in the investment field for more than twenty-four years. Mr. Scott joined the Adviser as a Vice President in March, 1994. Since December 2, 1997, the Adviser and Messrs. Chase and Scott have also served as the investment adviser and portfolio managers to the Chase Growth Fund (CHASX), a series of shares of another open-end management investment company registered under the 1940 Act.

Prior to September 1, 2002, Commonwealth Capital Management, LLC ("CCM") was the investment adviser to the Fund. For its services as investment adviser to the Fund, CCM was entitled to receive a base advisory fee of 1.25% of the Fund's average daily net assets. The base advisory fee was adjusted each month if the Fund exceeded or failed to meet certain performance criteria. The maximum adjustment (increase or decrease) to the fee was 1.00% per annum.

In the interest of limiting expenses of the Fund, the Adviser has entered into an expense limitation agreement with the Company on behalf of the Fund. The Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total operating expenses of Class A Shares of the Fund is limited to 1.48% and 2.23% for Class C Shares of the Fund. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

10. The second paragraph under the section entitled "SHAREHOLDER INFORMATION," currently found on page 11 of the Prospectus, is replaced in its entirety by the following:

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price per share is the NAV plus any applicable front-end sales load. Shares of the Fund are redeemed at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

11. The first paragraph under the section entitled "PURCHASING SHARES," currently found on page 11 of the Prospectus, is replaced in its entirety by the following:

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. A sales charge may apply to your purchase, exchange or redemption of Fund shares. In addition, brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker. The minimum initial investment in the Fund is $2,000. Additional investments in the Fund must be in amounts of $250 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

12. The following disclosure is added to the Prospectus under the section entitled "PURCHASING SHARES," currently found on page 11:

Statement  of  Intention

A reduced sales charge on the Class A Shares of the Fund as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges - Class A and Class C Shares

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2) exchanges of one fund's shares for those of another fund if a sales charge was paid at the time of the original purchase;

(3) purchases of Fund shares made by current or former directors, officers, employees, or agents of the Company, the Adviser, the Distributor, and by members of their immediate families and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4)   clients of the Adviser;

(5) shareholders of other registered open-end investment management companies that are managed by the Adviser.

(6) purchases of Fund shares by the Fund's Distributor for their own investment account and for investment purposes only;

(7) a "qualified institutional buyer," including, but not limited to, banks, insurance companies, registered investment companies, business development companies, and small business investment companies;

(8) a charitable organization, as defined by the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, as defined in the Code; and

(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees and transaction charges may apply to purchases and sales made through fund supermarkets.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

13. The second paragraph under the section entitled "REDEEMING SHARES," currently found on page 13 of the Prospectus, is replaced in its entirety by the following:

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.



                       PLEASE RETAIN FOR FUTURE REFERENCE